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                                                                    EXHIBIT 10.8


                            INDEMNIFICATION AGREEMENT

                 THIS AGREEMENT is made and entered into this ______________ day of ___________, 1998 between ISS Group, Inc., a Delaware corporation ("Corporation"), and __________________ ("Director" or "Officer").

                                   RECITALS:

                 A. Director, a member of the Board of Directors of Corporation, performs a valuable service in such capacity for Corporation [Officer is the Corporation's ____________________ and in such capacity performs a valuable serive for Corporation]; and

                 B. The stockholders of Corporation have adopted By-laws (the "By-laws") providing for the indemnification of the officers, directors, agents and employees of Corporation to the maximum extent authorized by Section 145 of the Delaware Corporations Code, as amended ("Code"); and

                 C. The By-laws and the Code, by their non-exclusive nature, permit contracts between Corporation and the members of its Board of Directors and officers with respect to indemnification of such directors; and

                 D. In accordance with the authorization as provided by the Code, Corporation has purchased and presently maintains a policy or policies of Directors and Officers Liability Insurance ("D & 0 Insurance"), covering certain liabilities which may be incurred by its directors and officers in the performance of their duties as directors or officers of Corporation; and

                 E. As a result of developments affecting the terms, scope and availability of D & 0 Insurance there exists general uncertainty as to the extent of protection afforded members of the Board of Directors and officers of the Corporation by such D & O Insurance and by statutory and by-law indemnification provisions; and

                 F. In order to induce Director to continue to serve as a member of the Board of Directors of Corporation [officer to continue to serve the Corporation], Corporation has determined and agreed to enter into this contract with Director/Officer;

                 NOW, THEREFORE, in consideration of Director's/Officer's continued service as a director [officer's continued service] after the date hereof, the parties hereto agree as follows:

                 1. INDEMNITY OF DIRECTOR. Corporation hereby agrees to hold harmless and indemnify Director/Officer to the fullest extent authorized or permitted by the provisions of the Code, as may be amended from time to time.

                 2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Section 3 hereof, Corporation hereby further agrees to hold harmless and indemnify Director/Officer:
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                          a.      against any and all expenses (including
attorneys' fees), witness fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by Director/Officer in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including an action by or in the right of Corporation) to which Director/Officer is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that Director/Officer is, was or at any time becomes a director, officer, employee or agent of Corporation, or is or was serving or at any time serves at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise; and

                          b.      otherwise to the fullest extent as may be
provided to Director/Officer by Corporation under the non-exclusivity provisions of Article XI of the By-laws of Corporation and the Code.

                 3. LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to Section 2 hereof shall be paid by Corporation:

                          a.      except to the extent the aggregate of losses
to be indemnified thereunder exceeds the sum of such losses for which the Director/Officer is indemnified pursuant to Section I hereof or pursuant to any D & 0 Insurance purchased and maintained by Corporation;

                          b.      in respect to remuneration paid to
Director/Officer if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;

                          c.      on account of any suit in which judgment is
rendered against Director/Officer for an accounting of profits made from the purchase or sale by Director/Officer of securities of Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law,

                          d.      on account of Director's/Officer's conduct
which is finally adjudged to have been knowingly fraudulent or deliberately dishonest, or to constitute willful misconduct;

                          e.      on account of Director's/Officer's conduct
which is the subject of an action, suit or proceeding described in Section 7(c)(ii) hereof;

                          f.      on account of any action, claim or proceeding
(other than a proceeding referred to in Section 8(b) hereof) initiated by the Director/Officer unless such action, claim or proceeding was authorized in the specific case by action of the Board of Directors;

                          g.      if a final decision by a Court having
jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both Corporation and Director/Officer have been advised that the Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and
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is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).

                 4. CONTRIBUTION. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a Court decision described in Section 3(g) hereof based on grounds other than any of those set forth in paragraphs (b) through (f) of Section 3 hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which Corporation is jointly liable with Director/Officer (or would be if joined in such action, suit or proceeding), Corporation shall contribute to the amount of expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by Director/Officer in such proportion as is appropriate to reflect (i) the relative benefits received by Corporation on the one hand and Director/Officer on the other hand from the transaction from which such action, suit or proceeding arose, and (ii) the relative fault of Corporation on the one hand and of Director/Officer on the other in connection with the events which resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of Corporation on the one hand and of Director/Officer on the other shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts.
Corporation agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

                 5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of Corporation contained herein shall continue during the period Director/Officer is a director, officer, employee or agent of Corporation (or is or was serving at the request of Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as Director/Officer shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that Director/Officer was a director of Corporation or serving in any other capacity referred to herein.

                 6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by Director/Officer of notice of the commencement of any action, suit or proceeding, Director/Officer will, if a claim in respect thereof is to be made against Corporation under this Agreement, notify Corporation of the commencement thereof; but the omission so to notify Corporation will not relieve it from any liability which it may have to Director/Officer otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director/Officer notifies Corporation of the commencement thereof;

                          a.      Corporation will be entitled to participate
therein at its own expense;

                          b.      except as otherwise provided below, to the
extent that it may wish, Corporation jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Director/Officer. After notice from
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Corporation to Director/Officer of its election so as to assume the defense thereof, Corporation will not be liable to Director/Officer under this Agreement for any legal or other expenses subsequently incurred by Director/Officer in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director/Officer shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from Corporation of its assumption of the defense thereof shall be at the expense of Director/Officer unless (i) the employment of counsel by Director/Officer has been authorized by Corporation, (ii) Director/Officer shall have reasonably concluded that there may be a conflict of interest between Corporation and Director/Officer in the conduct of the defense of such action or (iii) Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of Director's/Officer's separate counsel shall be at the expense of Corporation. Corporation shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of Corporation or as to which Director/Officer shall have made the conclusion provided for in (ii) above; and

                          c.      Corporation shall not be liable to indemnify
Director/Officer under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on Director/Officer without Director's/Officer's written consent. Neither Corporation nor Director/Officer will unreasonably withhold its consent to any proposed settlement.

                 7.       ADVANCEMENT AND REPAYMENT OF EXPENSES.

                          a.      In the event that Director/Officer employs
his/her own counsel pursuant to Section 6(b)(i) through (iii) above, Corporation shall advance to Director/Officer, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director/Officer for such expenses.

                          b.      Director/Officer agrees that Director/Officer
will reimburse Corporation for all reasonable expenses paid by Corporation in defending any civil or criminal action, suit or proceeding against Director/Officer in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that Director/Officer is not entitled, under the provisions of the Code, the By-laws, this Agreement or otherwise, to be indemnified by Corporation for such expenses.

                          c.      Notwithstanding the foregoing, Corporation
shall not be required to advance such expenses to Director/Officer if Director/Officer (i) commences any action, suit or proceeding as a plaintiff unless such advance is specifically approved by a majority of the Board of Directors or (ii) is a party to an action, suit or proceeding brought by Corporation and approved by a majority of the Board which alleges willful misappropriation of corporate assets by Director/Officer, disclosure of confidential information in violation of Director's/Officer's
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fiduciary or contractual obligations to Corporation, or any other willful and deliberate breach in bad faith of Director's/Officer's duty to Corporation or its shareholders.

                 8.       ENFORCEMENT.

                          a.      Corporation expressly confirms and agrees
that it has entered into this Agreement and assumed the obligations imposed on Corporation hereby in order to induce Director/Officer to continue as a director of Corporation, and acknowledges that Director/Officer is relying upon this Agreement in continuing in such capacity.

                          b.      In the event Director/Officer is required to
bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such action, the Corporation shall reimburse Director/Officer for all Director's/Officer's reasonable fees and expenses in bringing and pursuing such action.

                 9. SUBROGATION. In the event of payment under this agreement, Corporation shall be subrogated to the extent of such payment to all of the rights of recovery of Director/Officer, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable Corporation effectively to bring suit to enforce such rights.

                 10. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on Director/Officer by this Agreement shall not be exclusive of any other right which Director/Officer may have or hereafter acquire under any statute, provision of Corporation's Certificate of Incorporation or By-laws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding office.

                 11. SURVIVAL OF RIGHTS. The rights conferred on Director/Officer by this Agreement shall continue after Director/Officer has ceased to be a director, officer, employee or other agent of Corporation and shall inure to the benefit of Director's/Officer'sheirs, executors and administrators.

                 12. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any or all of the provisions hereof shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof or the obligation of the Corporation to indemnify the Director/Officer to the full extent provided by the By-laws or the Code.

                 13. GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of the State of Delaware.

                 14. BINDING EFFECT. This Agreement shall be binding upon Director/Officer and upon Corporation, its successors and assigns, and shall inure to the benefit of
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Director/Officer, his/her heirs, personal representatives and assigns and to the benefit of Corporation, its successors and assigns.

                 15. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

                 IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

                                                   ISS GROUP, INC.
                                                   a Delaware corporation



                                                   By:
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                                                   Print Name:
                                                               ----------------

                                                   Title:
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                                                   ----------------------------
                                                   Director/Officer